CONSOLIDATED BALANCE SHEETS (Parentheticals) - USD ($)	Mar. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Accumulated depreciation (in Dollars)	$ 128,600	$ 108,886	$ 25,325
Common stock, par value (in Dollars per share)	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	150,000,000	150,000,000	150,000,000
Common stock, shares issued	17,329,462	16,931,816	666,950
Common stock, shares outstanding	17,329,462	16,931,816	666,950